FOUNTAINHEAD SPECIAL VALUE FUND
                       SUPPLEMENT DATED DECEMBER 18, 1997
                      TO PROSPECTUS DATED DECEMBER 23, 1996

The following should be read in conjunction with the section titled "General" on page 13 of the Prospectus: The Fund may invest in mortgage related securities, invest in foreign securities other than ADR's, and may buy and write put and call options and futures on stock indices, provided the Fund's investment in each does not exceed 5% of its net assets. The Fund may also invest in Rule 144A Securities. Rule 144A Securities are securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Fund's limitation that it will not invest more than 5% of its net assets in illiquid securities (those which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price). Under the supervision of the Board of Trustees, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.